UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/19

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
February 28, 2019

Templeton Foreign Fund

A SERIES OF TEMPLETON FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2019, the global economy generally expanded and many companies reported solid revenues and earnings. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies and the impact of the U.S.-China trade dispute on global growth and corporate earnings. Near period-end, the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions and investor optimism about U.S.-China trade negotiations supported markets. In this environment, stocks in global developed and emerging markets excluding the U.S. had negative returns, as measured by the MSCI All Country World Index ex USA Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Foreign Fund

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in “foreign securities,” as described in the prospectus. These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Class A shares had a -3.05% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the U.S., had a -2.34% total return.1 For the 10-year period ended February 28, 2019, the Fund’s Class A shares posted a +157.42% cumulative total return, compared with the MSCI ACWI ex USA Index’s +162.35% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data in some regions,

Geographic Composition

Based on Total Net Assets as of 2/28/19

encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) indications of a cautious approach to its monetary policy decisions and optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets at certain points during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, the Fed’s interest-rate path and the European Central Bank’s (ECB’s) unwinding of its bond purchase program. Markets were further pressured by U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -2.70% total return for the six months ended February 28, 2019.1

The U.S. economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter partly due to a decline in housing investment. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.2 The Fed raised its target range for the federal funds rate twice during the period,

1. Source: Morningstar. As of 2/28/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +9.92%, compared with the MSCI ACWI ex USA Index’s 10-year average annual total return of +10.13%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January meeting minutes indicated that most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England kept its key policy rate unchanged during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP grew in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in August 2018. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP contracted in 2018’s third quarter but grew in the fourth quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Central Bank of Brazil kept its benchmark interest rate unchanged during the period. Russia’s annual GDP growth stabilized in 2018’s third quarter and accelerated in the fourth quarter. The Bank of Russia increased its key rate twice during the period to curtail inflation risks. China’s annual GDP growth moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +0.46% total return during the six-month period.1

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a

Top 10 Sectors/Industries

2/28/19

% of Total Net Assets
Banks	17.3%
Pharmaceuticals	12.4%
Oil, Gas & Consumable Fuels	11.3%
Metals & Mining	4.8%
Diversified Telecommunication Services	4.2%
Technology Hardware, Storage & Peripherals	3.8%
Semiconductors & Semiconductor Equipment	3.0%
Insurance	2.9%
Chemicals	2.7%
Wireless Telecommunication Services	2.3%

company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

During the six months under review, stock-specific issues in the underweighted financials sector detracted significantly from the Fund’s performance relative to its benchmark, the MSCI ACWI ex USA Index.3 Irish lender Bank of Ireland Group was one of the sector’s biggest detractors as its stock declined amid Brexit concerns and mixed earnings results. We continue to believe the market is not currently pricing in Bank of Ireland’s ability to generate returns above its cost of capital in an attractive banking market. Conversely, the financials sector also delivered one of the Fund’s top contributors: Chinese life insurer China Life Insurance. Its shares rallied as China’s increased stimulus measures buoyed regional markets and the firm announced well-received changes to its management team and corporate strategy.

Stock selection in the overweighted health care sector also detracted, pressured by Israeli pharmaceuticals firm Teva Pharmaceutical Industries, the Fund’s biggest detractor.4 Teva’s share price declined amid weakness in the U.S. generic drug market and slumping sales of one of the firm’s aging blockbuster drugs. Yet, we believe such headwinds are well discounted by a share price hovering near two-decade lows, and

3. The financials sector comprises banks, capital markets and insurance in the SOI.

4. The health care sector comprises health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

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we are encouraged by the company’s ongoing efforts to reduce debt, cut costs and stabilize declining sales.

Elsewhere, Chinese internet search firm Baidu also finished among the Fund’s biggest detractors. Broad-based concerns about economic uncertainty in China hurt the stock, offsetting the firm’s better-than-expected sales growth and rapid increase in users.

Top 10 Holdings

2/28/19

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	3.9%
Technology Hardware, Storage & Peripherals, South Korea
BP PLC	3.2%
Oil, Gas & Consumable Fuels, U.K.
Roche Holding AG	2.8%
Pharmaceuticals, Switzerland
BNP Paribas SA	2.7%
Banks, France
Standard Chartered PLC	2.7%
Banks, U.K.
Royal Dutch Shell PLC	2.7%
Oil, Gas & Consumable Fuels, U.K.
Sanofi	2.2%
Pharmaceuticals, France
Eni SpA	2.2%
Oil, Gas & Consumable Fuels, Italy
Wheaton Precious Metals Corp.	2.1%
Metals & Mining, Canada
ING Groep NV	2.1%
Banks, Netherlands

Turning to contributors, stock selection in the modestly overweighted materials sector notably contributed to relative performance.5 The sector delivered the Fund’s top contributor: Canadian precious metals firm Wheaton Precious Metals. Wheaton benefited from a favorable settlement related to a Canadian tax audit that had weighed on its shares for years. We have long believed Wheaton was likely to prevail in this matter and believe the removal of uncertainty could pave the way for wider appreciation of Wheaton’s unique, asset-light precious metals streaming model.

Stock selection and a favorable overweighting in the energy sector also contributed to relative results.6 Dutch oil services

Top 10 Countries

2/28/19

% of Total Net Assets
U.K.	16.6%
Japan	11.4%
France	10.2%
China	10.1%
South Korea	8.2%
Netherlands	6.0%
Germany	5.9%
Canada	5.8%
Switzerland	4.6%
Italy	2.7%

firm SBM Offshore (not part of the index) was the sector’s top contributor. Shares of the manufacturer of floating oil platforms rallied after the company announced a strong order book, raised its dividend and initiated a share buyback program. Conversely, the energy sector also included one of the Fund’s biggest detractors: Canadian exploration and production firm Husky Energy. Its shares declined during the period as operational, strategic and regulatory concerns compounded the weak oil price backdrop. We view Husky’s price decline as excessive (due to thin liquidity and high oil price sensitivity) and expect most of the company’s issues to be favorably resolved. We believe Husky’s shares represent compelling long-term value based on what we consider a low price-to-cash flow ratio, which represents a significant discount to their long-term average valuation.

Elsewhere, shares of Chinese telecommunication services firm China Telecom advanced after the company confirmed its entry into the Philippine market as the country’s third major service provider. We continue to think broader industry concerns are overshadowing the solid operating performance and attractive valuation of China Telecom, and we remain holders in anticipation of further potential share price appreciation.

From a regional standpoint, the Middle East and Africa region notably detracted from relative results due to our single holding in the area: the aforementioned Israeli pharmaceuticals firm Teva. In Europe, weakness in the U.K. and Ireland partially offset strength in the Netherlands and Denmark. Asia and North America notably contributed, buoyed by stock selection in Japan and Canada, respectively.

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2019, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

Tucker Scott, CFA Co-Lead Portfolio Manager

Christopher James Peel, CFA Co-Lead Portfolio Manager Norman J. Boersma, CFA Heather Arnold, CFA Herbert J. Arnett, Jr. Peter Moeschter, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-3.05%	-8.41%

1-Year	-6.11%	-11.25%

5-Year	-0.89%	-1.31%

10-Year	+157.42%	+9.31%

Advisor

6-Month	-2.97%	-2.97%

1-Year	-5.94%	-5.94%

5-Year	+0.44%	+0.09%

10-Year	+163.92%	+10.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (9/1/18–2/28/19)

Share Class	Net Investment Income

A	$0.1774

C	$0.0213

R	$0.1597

R6	$0.2093

Advisor	$0.1956

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.10%	1.15%
Advisor	0.85%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$969.50	$5.18	$1,019.54	$5.31	1.06%
C	$1,000	$965.70	$8.82	$1,015.82	$9.05	1.81%
R	$1,000	$967.50	$6.39	$1,018.30	$6.56	1.31%
R6	$1,000	$971.00	$3.27	$1,021.47	$3.36	0.67%
Advisor	$1,000	$970.30	$3.96	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON FUNDS

Financial Highlights

Templeton Foreign Fund

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.69	$ 7.81	$ 6.87	$ 6.74	$ 8.58	$ 7.67

Income from investment operations[a]:
Net investment income[b]	0.07	0.12	0.11	0.11	0.12	0.20[c]
Net realized and unrealized gains (losses)	(0.32)	(0.13)	0.96	0.11	(1.52)	1.12

Total from investment operations	(0.25)	(0.01)	1.07	0.22	(1.40)	1.32

Less distributions from:
Net investment income	(0.18)	(0.11)	(0.13)	(0.09)	(0.21)	(0.11)
Net realized gains	—	—	—	(—)[d]	(0.23)	(0.30)

Total distributions	(0.18)	(0.11)	(0.13)	(0.09)	(0.44)	(0.41)

Net asset value, end of period	$ 7.26	$ 7.69	$ 7.81	$ 6.87	$ 6.74	$ 8.58

Total return[e]	(3.05)%	(0.15)%	15.83%	3.46%	(16.46)%	17.61%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.14%	1.16%	1.21%	1.22%	1.18%	1.16%
Expenses net of waiver and payments by affiliates	1.06%	1.11% [g]	1.21% [g,h]	1.22% [g,h]	1.18% [h]	1.16%
Net investment income	2.06%	1.54%	1.55%	1.66%	1.54%	2.39%[c]

Supplemental data
Net assets, end of period (000’s)	$2,802,526	$2,929,181	$3,287,394	$3,644,336	$4,165,454	$4,524,854
Portfolio turnover rate	13.83%	23.01%	42.56%	22.89%	29.12%	30.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.49	$ 7.60	$ 6.69	$ 6.56	$ 8.35	$ 7.48

Income from investment operations[a]:
Net investment income[b]	0.04	0.06	0.05	0.06	0.05	0.13[c]
Net realized and unrealized gains (losses)	(0.30)	(0.12)	0.94	0.11	(1.46)	1.10

Total from investment operations	(0.26)	(0.06)	0.99	0.17	(1.41)	1.23

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.08)	(0.04)	(0.15)	(0.06)
Net realized gains	—	—	—	(—)[d]	(0.23)	(0.30)

Total distributions	(0.02)	(0.05)	(0.08)	(0.04)	(0.38)	(0.36)

Net asset value, end of period	$ 7.21	$ 7.49	$ 7.60	$ 6.69	$ 6.56	$ 8.35

Total return[e]	(3.43)%	(0.79)%	14.92%	2.64%	(17.04)%	16.72%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.89%	1.91%	1.96%	1.97%	1.93%	1.91%
Expenses net of waiver and payments by affiliates	1.81%	1.86% [g]	1.96% [g,h]	1.97% [g,h]	1.93% [h]	1.91%
Net investment income	1.31%	0.79%	0.80%	0.91%	0.79%	1.64%[c]

Supplemental data
Net assets, end of period (000’s)	$118,768	$281,640	$346,032	$397,512	$468,128	$617,421
Portfolio turnover rate	13.83%	23.01%	42.56%	22.89%	29.12%	30.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.82)%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.53	$ 7.65	$ 6.73	$ 6.61	$ 8.42	$ 7.54

Income from investment operations[a]:
Net investment income[b]	0.06	0.10	0.09	0.09	0.09	0.18[c]
Net realized and unrealized gains (losses)	(0.32)	(0.12)	0.94	0.10	(1.48)	1.09

Total from investment operations	(0.26)	(0.02)	1.03	0.19	(1.39)	1.27

Less distributions from:
Net investment income	(0.16)	(0.10)	(0.11)	(0.07)	(0.19)	(0.09)
Net realized gains	—	—	—	(—)[d]	(0.23)	(0.30)

Total distributions	(0.16)	(0.10)	(0.11)	(0.07)	(0.42)	(0.39)

Net asset value, end of period	$ 7.11	$ 7.53	$ 7.65	$ 6.73	$ 6.61	$ 8.42

Total return[e]	(3.25)%	(0.32)%	15.57%	3.10%	(16.63)%	17.22%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.39%	1.41%	1.46%	1.47%	1.43%	1.41%
Expenses net of waiver and payments by affiliates	1.31%	1.36% [g]	1.46% [g,h]	1.47% [g,h]	1.43% [h]	1.41%
Net investment income	1.81%	1.29%	1.30%	1.41%	1.29%	2.14%[c]

Supplemental data
Net assets, end of period (000’s)	$138,287	$148,638	$153,516	$159,802	$174,865	$207,738
Portfolio turnover rate	13.83%	23.01%	42.56%	22.89%	29.12%	30.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49	$ 7.59

Income from investment operations[a]:
Net investment income[b]	0.09	0.15	0.16	0.14	0.15	0.25[c]
Net realized and unrealized gains (losses)	(0.33)	(0.12)	0.93	0.11	(1.50)	1.10

Total from investment operations	(0.24)	0.03	1.09	0.25	(1.35)	1.35

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.17)	(0.13)	(0.25)	(0.15)
Net realized gains	—	—	—	(—)[d]	(0.23)	(0.30)

Total distributions	(0.21)	(0.15)	(0.17)	(0.13)	(0.48)	(0.45)

Net asset value, end of period	$ 7.13	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

Total return[e]	(2.90)%	0.24%	16.52%	3.92%	(16.08)%	18.16%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.76%	0.73%	0.74%	0.72%	0.72%	0.72%
Expenses net of waiver and payments by affiliates	0.67%	0.68% [g]	0.73% [g]	0.72% [g,h]	0.72% [h]	0.72%
Net investment income	2.45%	1.97%	2.03%	2.16%	2.00%	2.83%[c]

Supplemental data
Net assets, end of period (000’s)	$1,467,791	$1,496,328	$1,757,902	$880,092	$816,746	$666,249
Portfolio turnover rate	13.83%	23.01%	42.56%	22.89%	29.12%	30.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49	$ 7.59

Income from investment operations[a]:
Net investment income[b]	0.08	0.14	0.13	0.12	0.13	0.22[c]
Net realized and unrealized gains (losses)	(0.32)	(0.12)	0.94	0.11	(1.50)	1.11

Total from investment operations	(0.24)	0.02	1.07	0.23	(1.37)	1.33

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.15)	(0.11)	(0.23)	(0.13)
Net realized gains	—	—	—	(—)[d]	(0.23)	(0.30)

Total distributions	(0.20)	(0.14)	(0.15)	(0.11)	(0.46)	(0.43)

Net asset value, end of period	$ 7.14	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

Total return[e]	(2.97)%	0.16%	16.10%	3.65%	(16.25)%	17.93%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.89%	0.91%	0.96%	0.97%	0.93%	0.91%
Expenses net of waiver and payments by affiliates	0.81%	0.86% [g]	0.96% [g,h]	0.97% [g,h]	0.93% [h]	0.91%
Net investment income	2.31%	1.79%	1.80%	1.91%	1.79%	2.64%[c]

Supplemental data
Net assets, end of period (000’s)	$1,270,356	$1,627,827	$1,717,937	$1,125,431	$1,206,146	$1,727,057
Portfolio turnover rate	13.83%	23.01%	42.56%	22.89%	29.12%	30.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Statement of Investments, February 28, 2019 (unaudited)

Templeton Foreign Fund

	Industry	Shares	Value
Common Stocks 97.8%
Canada 5.8%
Alamos Gold Inc., A	Metals & Mining	13,422,620	$64,965,481
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	4,747,382	43,512,256
Goldcorp Inc.	Metals & Mining	4,322,900	45,666,750
Husky Energy Inc.	Oil, Gas & Consumable Fuels	4,945,010	54,982,137
Wheaton Precious Metals Corp.	Metals & Mining	5,719,860	124,412,824

			333,539,448
China 10.1%
[a] Baidu Inc., ADR	Interactive Media & Services	570,020	92,651,051
China Life Insurance Co. Ltd., H	Insurance	33,667,000	92,640,810
China Mobile Ltd.	Wireless Telecommunication Services	8,343,920	87,799,967
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	210,770,042	114,114,804
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	6,373,280	6,998,653
NetEase Inc., ADR	Entertainment	201,290	44,931,954
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	21,234,930	47,719,248
Sinopec Engineering Group Co. Ltd.	Construction & Engineering	52,748,630	47,912,065
Sinopharm Group Co. Ltd., H	Health Care Providers & Services	11,638,200	51,743,454

			586,512,006
Denmark 2.1%
A.P. Moeller-Maersk AS, B	Marine	48,300	65,084,219
Vestas Wind Systems AS	Electrical Equipment	700,880	58,332,771

			123,416,990
France 10.2%
AXA SA	Insurance	2,964,662	75,182,193
BNP Paribas SA	Banks	3,107,673	159,261,439
Cie Generale des Etablissements Michelin SCA	Auto Components	415,600	49,872,407
Compagnie de Saint-Gobain	Building Products	1,273,630	45,865,541
Sanofi	Pharmaceuticals	1,532,345	128,107,991
Total SA	Oil, Gas & Consumable Fuels	1,313,070	74,662,640
Veolia Environnement SA	Multi-Utilities	2,749,470	60,358,525

			593,310,736
Germany 5.9%
Bayer AG	Pharmaceuticals	1,139,775	91,113,600
E.ON SE	Multi-Utilities	6,230,840	68,640,202
Gerresheimer AG	Life Sciences Tools & Services	524,020	40,233,143
Merck KGaA	Pharmaceuticals	625,928	64,631,894
Siemens AG	Industrial Conglomerates	266,292	29,117,185
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	14,562,250	47,803,219

			341,539,243
Hong Kong 2.3%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	9,733,820	103,603,384
Swire Pacific Ltd., A	Real Estate Management & Development	899,500	10,696,942
Value Partners Group Ltd.	Capital Markets	25,533,870	20,753,029

			135,053,355
India 0.8%
Hero Motocorp Ltd.	Automobiles	1,053,000	39,065,349
Jain Irrigation Systems Ltd.	Machinery	6,520,634	5,232,891

			44,298,240

franklintempleton.com	Semiannual Report	15

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Ireland 1.7%
Bank of Ireland Group PLC	Banks	9,577,030	$62,255,741
CRH PLC	Construction Materials	1,224,170	38,765,313

			101,021,054
Israel 1.9%
[a] Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	6,488,260	109,197,416
Italy 2.7%
Eni SpA	Oil, Gas & Consumable Fuels	7,257,844	125,201,926
Tenaris SA	Energy Equipment & Services	2,367,530	31,588,269

			156,790,195
Japan 11.4%
Astellas Pharma Inc.	Pharmaceuticals	3,988,480	61,503,009
Ezaki Glico Co. Ltd.	Food Products	765,190	38,724,677
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	2,376,620	56,245,998
Panasonic Corp.	Household Durables	8,532,800	78,479,250
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	1,518,540	66,685,224
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	1,522,370	44,587,157
Sumitomo Mitsui Financial Group Inc.	Banks	1,509,810	53,404,558
Sumitomo Rubber Industries Ltd.	Auto Components	3,811,550	48,941,882
Suntory Beverage & Food Ltd.	Beverages	1,224,050	53,928,714
Taiheiyo Cement Corp.	Construction Materials	1,803,511	61,576,198
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	2,398,710	96,189,465

			660,266,132
Luxembourg 0.4%
SES SA, IDR	Media	1,093,647	21,974,709
Netherlands 6.0%
Flow Traders	Capital Markets	1,637,407	47,492,950
ING Groep NV	Banks	9,050,058	119,739,677
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	953,320	87,057,183
SBM Offshore NV	Energy Equipment & Services	4,855,024	91,615,740

			345,905,550
Singapore 1.4%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	37,106,420	82,882,577
Singapore Telecommunications Ltd., ADR	Diversified Telecommunication Services	31,720	705,612

			83,588,189
South Korea 8.2%
Hana Financial Group Inc.	Banks	2,117,210	73,058,469
KB Financial Group Inc.	Banks	1,891,567	74,512,814
Korea Electric Power Corp.	Electric Utilities	1,172,650	36,298,343
Lotte Chemical Corp.	Chemicals	239,460	67,848,347
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	5,573,860	223,279,170

			474,997,143
Switzerland 4.6%
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	505,600	32,089,125
Roche Holding AG	Pharmaceuticals	591,540	164,338,067
UBS Group AG	Capital Markets	5,313,970	67,612,502

			264,039,694

16	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	10,960,090	$ 84,975,719
Thailand 2.2%
Bangkok Bank PCL, fgn	Banks	4,493,860	30,447,555
Bangkok Bank PCL, NVDR	Banks	8,789,130	58,158,245
Kasikornbank PCL, fgn	Banks	5,897,730	36,971,681

			125,577,481
United Kingdom 16.6%
BAE Systems PLC	Aerospace & Defense	7,724,400	47,737,501
Barclays PLC	Banks	34,469,980	75,044,244
BP PLC	Oil, Gas & Consumable Fuels	26,126,400	185,163,352
[a] Cobham PLC	Aerospace & Defense	22,045,509	34,397,040
HSBC Holdings PLC (GBP Traded)	Banks	11,227,170	91,257,577
HSBC Holdings PLC (HKD Traded)	Banks	950,940	7,771,305
Johnson Matthey PLC	Chemicals	2,128,006	87,289,455
Kingfisher PLC	Specialty Retail	22,946,174	73,673,972
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,964,660	155,681,800
Standard Chartered PLC	Banks	19,871,115	158,540,082
Vodafone Group PLC	Wireless Telecommunication Services	27,077,955	48,221,000

			964,777,328
United States 2.0%
Oracle Corp.	Software	2,260,980	117,864,887

Total Common Stocks (Cost $5,421,620,989)			5,668,645,515

		Principal Amount
Short Term Investments (Cost $101,000,000) 1.7%

Time Deposits 1.7%
United States 1.7%
Royal Bank of Canada, 2.35%, 3/01/19		$101,000,000	101,000,000

Total Investments (Cost $5,522,620,989) 99.5%			5,769,645,515
Other Assets, less Liabilities 0.5%			28,082,693

Net Assets 100.0%			$5,797,728,208

See Abbreviations on page 29.

aNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON FUNDS

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Templeton Foreign Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,522,620,989

Value - Unaffiliated issuers	$5,769,645,515
Cash	668,867
Foreign currency, at value (cost $112,406)	112,406
Receivables:
Investment securities sold	18,614,431
Capital shares sold	3,887,265
Dividends	30,314,275
European Union tax reclaims	5,816,520
Other assets	6,338

Total assets	5,829,065,617

Liabilities:
Payables:
Capital shares redeemed	25,619,171
Management fees	2,831,899
Distribution fees	679,088
Transfer agent fees	1,539,087
Accrued expenses and other liabilities	668,164

Total liabilities	31,337,409

Net assets, at value	$5,797,728,208

Net assets consist of:
Paid-in capital	$5,835,388,399
Total distributable earnings (loss)	(37,660,191)

Net assets, at value	$5,797,728,208

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 28, 2019 (unaudited)

Templeton Foreign Fund

Class A:
Net assets, at value	$2,802,525,751

Shares outstanding	386,284,656

Net asset value per share[a]	$7.26

Maximum offering price per share (net asset value per share ÷ 94.50%)	$7.68

Class C:
Net assets, at value	$ 118,768,096

Shares outstanding	16,482,284

Net asset value and maximum offering price per share[a]	$7.21

Class R:
Net assets, at value	$ 138,286,828

Shares outstanding	19,452,932

Net asset value and maximum offering price per share	$7.11

Class R6:
Net assets, at value	$1,467,791,078

Shares outstanding	205,943,501

Net asset value and maximum offering price per share	$7.13

Advisor Class:
Net assets, at value	$1,270,356,455

Shares outstanding	177,984,782

Net asset value and maximum offering price per share	$7.14

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Templeton Foreign Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 89,774,155
Interest:
Unaffiliated issuers	1,902,042
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	15,652
Non-controlled affiliates (Note 3f)	74,868

Total investment income	91,766,717

Expenses:
Management fees (Note 3a)	20,271,172
Distribution fees: (Note 3c)
Class A	3,460,817
Class C	812,845
Class R	344,641
Transfer agent fees: (Note 3e)
Class A	2,384,060
Class C	139,998
Class R	119,115
Class R6	269,714
Advisor Class	1,174,929
Custodian fees (Note 4)	371,832
Reports to shareholders	251,208
Registration and filing fees	85,050
Professional fees	88,558
Trustees’ fees and expenses	101,080
Other	70,789

Total expenses	29,945,808
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,477,146)

Net expenses	27,468,662

Net investment income	64,298,055

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,084,439)
Foreign currency transactions	827,488

Net realized gain (loss)	(2,256,951)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(271,507,575)
Translation of other assets and liabilities denominated in foreign currencies	4,495

Net change in unrealized appreciation (depreciation)	(271,503,080)

Net realized and unrealized gain (loss)	(273,760,031)

Net increase (decrease) in net assets resulting from operations	$(209,461,976)

*Foreign taxes withheld on dividends	$5,016,037

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Fund

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 64,298,055	$ 118,425,714
Net realized gain (loss)	(2,256,951)	177,918,320
Net change in unrealized appreciation (depreciation)	(271,503,080)	(265,947,803)

Net increase (decrease) in net assets resulting from operations	(209,461,976)	30,396,231

Distributions to shareholders: (Note 1e)
Class A	(68,149,995)	(45,938,794)
Class C	(366,884)	(2,307,223)
Class R	(3,143,046)	(2,044,262)
Class R6	(42,923,314)	(38,039,633)
Advisor Class	(34,608,197)	(28,775,654)

Total distributions to shareholders	(149,191,436)	(117,105,566)

Capital share transactions: (Note 2)
Class A	36,713,285	(318,451,833)
Class C	(151,427,642)	(60,908,186)
Class R	(2,192,999)	(2,801,703)
Class R6	53,449,164	(241,696,462)
Advisor Class	(263,773,760)	(68,600,065)

Total capital share transactions	(327,231,952)	(692,458,249)

Net increase (decrease) in net assets	(685,885,364)	(779,167,584)
Net assets:
Beginning of period	6,483,613,572	7,262,781,156

End of period (Note 1e)	$5,797,728,208	$6,483,613,572

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON FUNDS

Notes to Financial Statements (unaudited)

Templeton Foreign Fund

1.  Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 28, 2019, the Fund had no securities on loan.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number

franklintempleton.com	Semiannual Report	23

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:

Class A	$(45,938,794)
Class C	(2,307,223)
Class R	(2,044,262)
Class R6	(38,039,633)
Advisor Class	(28,775,654)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $103,368,680.

2.   Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	40,841,691	$295,978,137	60,288,358	$481,363,237
Shares issued in reinvestment of distributions	9,160,942	60,462,213	5,091,690	40,682,600
Shares redeemed	(44,541,485)	(319,727,065)	(105,562,715)	(840,497,670)

Net increase (decrease)	5,461,148	$36,713,285	(40,182,667)	$(318,451,833)

Class C Shares:
Shares sold	1,226,602	$8,604,207	3,827,342	$29,864,007
Shares issued in reinvestment of distributions	53,121	349,007	285,470	2,232,372
Shares redeemed[a]	(22,404,848)	(160,380,856)	(12,010,993)	(93,004,565)

Net increase (decrease)	(21,125,125)	$(151,427,642)	(7,898,181)	$(60,908,186)

Class R Shares:
Shares sold	2,345,185	$16,637,557	6,707,134	$52,353,029
Shares issued in reinvestment of distributions	456,753	2,955,188	239,779	1,879,867
Shares redeemed	(3,088,194)	(21,785,744)	(7,267,977)	(57,034,599)

Net increase (decrease)	(286,256)	$(2,192,999)	(321,064)	$(2,801,703)

Class R6 Shares:
Shares sold	35,280,337	$249,293,297	63,036,598	$498,171,947
Shares issued in reinvestment of distributions	6,213,456	40,263,197	4,723,492	37,079,411
Shares redeemed	(32,933,319)	(236,107,330)	(98,535,316)	(776,947,820)

Net increase (decrease)	8,560,474	$53,449,164	(30,775,226)	$(241,696,462)

Advisor Class Shares:
Shares sold	26,834,421	$189,157,547	63,095,318	$494,556,825
Shares issued in reinvestment of distributions	4,889,130	31,730,456	3,269,695	25,699,807
Shares redeemed	(68,438,276)	(484,661,763)	(74,661,946)	(588,856,697)

Net increase (decrease)	(36,714,725)	$(263,773,760)	(8,296,933)	$(68,600,065)

aMay include a portion of Class C shares that were automatically converted to Class A.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the period ended February 28, 2019, the annualized gross effective investment management fee rate was 0.691% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$78,486
CDSC retained	$10,561

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2019, the Fund paid transfer agent fees of $4,087,816, of which $1,525,967 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	—	49,998,217	(49,998,217)	—	$ —	$74,868	$ —	$ —

g.  Waiver and Expense Reimbursements

TGAL and Investor services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85%, and for Class R6 do not exceed 0.69%, based on the average net assets of each class until December 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to January 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.65% based on the average net assets of the class.

franklintempleton.com	Semiannual Report	27

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$16,856,215
Long term	272,919,490

Total capital loss carryforwards	$289,775,705

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,543,970,623

Unrealized appreciation	$717,512,011
Unrealized depreciation	(491,837,119)

Net unrealized appreciation (depreciation)	$225,674,892

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $799,491,451 and $1,127,478,909, respectively.

7.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2019, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 28, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$5,668,645,515	$—	$—	$5,668,645,515
Short Term Investments	—	101,000,000	—	101,000,000

Total Investments in Securities	$5,668,645,515	$101,000,000	$—	$5,769,645,515

aFor detailed categories, see the accompanying Statement of Investments.

10.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio

GBP	British Pound	ADR	American Depositary Receipt
HKD	Hong Kong Dollar	IDR	International Depositary Receipt
		NVDR	Non-Voting Depositary Receipt

franklintempleton.com	Semiannual Report	29

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton Foreign Fund

At August 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0242	$0.1669	$0.1218
Class C	$0.0242	$ —	$ —
Class R	$0.0242	$0.1511	$0.1104
Class R6	$0.0242	$0.1992	$0.1457
Advisor Class	$0.0242	$0.1841	$0.1346

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON FUNDS

TEMPLETON FOREIGN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	31

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Semiannual Report and Shareholder Letter
Templeton Foreign Fund
Investment Manager
Templeton Global Advisors Limited
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	104 S 04/19

FRANKLIN TEMPLETON

Semiannual Report
and Shareholder Letter
February 28, 2019

Templeton World Fund

A SERIES OF TEMPLETON FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2019, the global economy generally expanded and many companies reported solid revenues and earnings. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies and the impact of the U.S.-China trade dispute on global growth and corporate earnings. Near period-end, the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions and investor optimism about U.S.-China trade negotiations supported markets. In this environment, global developed and emerging market stocks had negative returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton World Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton World Fund

This semiannual report for Templeton World Fund covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The Fund regularly uses certain derivative instruments to seek to hedge against currency risks.

Performance Overview

The Fund’s Class A shares had a -4.45% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, had a -2.15% total return.1 Also in comparison, the Fund’s second benchmark, the MSCI ACWI, had a -2.70% total return,2 and the Fund’s third benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, had a -2.15% total return.3 For the 10-year period ended February 28, 2019, the Fund’s Class A shares posted a +182.95% cumulative total return, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s +268.15% cumulative total return for the same period.3 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

Geographic Composition*

Based on Total Net Assets as of 2/28/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) indications of a cautious approach to its monetary policy decisions and optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets at certain points during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union (EU), the Fed’s interest-rate path and the European Central Bank’s (ECB’s) unwinding of its bond purchase program. Markets were further pressured by U.S. trade disputes with China and other trading partners, and

1. Source: FactSet.

2. Source: Morningstar.

3. Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter. As of 2/28/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +10.96%, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s 10-year average annual total return of +13.92%.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

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their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -2.70% total return for the six months ended February 28, 2019.2

The U.S. economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter partly due to a decline in housing investment. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.4 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.4 The Fed raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January meeting minutes indicated that most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England kept its key policy rate unchanged during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP grew in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in August 2018. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP contracted in 2018’s third quarter but grew in the fourth quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Central Bank of Brazil kept its benchmark interest rate unchanged during the period. Russia’s annual GDP growth stabilized in 2018’s third quarter and accelerated in the fourth quarter. The Bank of Russia increased its key rate twice during

Top 10 Sectors/Industries

2/28/19

% of Total Net Assets
Banks	14.3%
Pharmaceuticals	14.1%
Oil, Gas & Consumable Fuels	11.9%
Food & Staples Retailing	4.2%
Diversified Telecommunication Services	3.9%
Media	3.8%
Wireless Telecommunication Services	3.3%
Industrial Conglomerates	2.8%
Multi-Utilities	2.8%
Biotechnology	2.7%

the period to curtail inflation risks. China’s annual GDP growth moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +0.46% total return during the six-month period.2

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

During the six months under review, major detractors from the Fund’s performance relative to its benchmark, the MSCI ACWI 100% Hedged to USD, included stock selection in several overweighted sectors. In particular, stock-specific issues among the Fund’s overweighted health care holdings notably detracted from relative performance.5 The sector included two of the Fund’s biggest detractors during the period: Israeli pharmaceuticals firm Teva Pharmaceutical Industries and U.S. pharmaceuticals firm Allergan. Teva was pressured by

4. Source: U.S. Bureau of Labor Statistics.

5. The health care sector comprises biotechnology, health care providers and services, and pharmaceuticals in the SOI.

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TEMPLETON WORLD FUND

weakness in the U.S. generic drug market and slumping sales of one of the firm’s aging blockbuster drugs. Yet, we believe such headwinds are well discounted by a share price hovering near two-decade lows, and we are encouraged by the company’s ongoing efforts to reduce debt, cut costs and stabilize declining sales. Meanwhile, Allergan has come under pressure from various angles in 2018, causing its stock and price-to-earnings ratio to decline, but we believe the company’s solid free cash flow yield could potentially limit significant downside. We continue to like the company’s core aesthetics franchise, a durable business growing at a mid-single-digit pace with a strong brand and high barriers to entry. Conversely, the health care sector also delivered one of the Fund’s top contributors: Swiss pharmaceuticals firm Roche Holding. Its shares rallied after the firm exceeded profit estimates and touted the earnings potential of a new crop of drugs replacing its aging blockbuster drugs.

Stock selection in the overweighted financials sector also detracted, pressured by a stake in Swiss investment bank UBS Group.6 Along with its regional banking peers, its stock was impacted by weak European economic data and subdued projections for ECB interest-rate hikes. Although the macro backdrop has delayed our investment thesis on UBS, we do not believe the thesis is broken. Our analysis indicates UBS has the ability to improve profitability by stabilizing wealth management margins, bolstering net interest income and achieving cost efficiencies. We are also pleased to see management guiding toward greater capital returns for shareholders as regulatory risk diminishes. Conversely, the financials sector also delivered one of the Fund’s top contributors: Chinese life insurer China Life Insurance. Its shares rallied as China’s increased stimulus measures buoyed regional markets and the firm announced well-received changes to its management team and corporate strategy.

Stock-specific weakness also negatively impacted relative returns in the underweighted industrials sector.7 Shares of German industrial conglomerate Siemens declined amid weak power turbine demand and tensions with EU regulators on a desired merger. Conversely, the sector also delivered one of the Fund’s top contributors: Danish wind-turbine manufacturer Vestas Wind Systems. Its shares surged after the firm maintained full-year 2018 guidance in the face of tougher competition, signaling to analysts that management expects a

Top 10 Holdings

2/28/19

Company Sector/Industry, Country	% of Total Net Assets
Citigroup Inc.	2.4%
Banks, U.S.
Oracle Corp.	2.4%
Software, U.S.
Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
SES SA	2.3%
Media, Luxembourg
BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.
Eni SpA	2.2%
Oil, Gas & Consumable Fuels, Italy
Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals, South Korea
Singapore Telecommunications Ltd.	2.1%
Diversified Telecommunication Services, Singapore
Kellogg Co.	2.0%
Food Products, U.S.

strong finish to 2018. We were encouraged by the stabilization in pricing and strength in new orders, and we believe Vestas is well-positioned to participate in the long-term growth of the wind manufacturing industry.

Elsewhere, Chinese internet search firm Baidu finished among the Fund’s biggest detractors. Broad-based concerns about economic uncertainty in China hurt the stock, offsetting the firm’s better-than-expected sales growth and rapid increase in users.

Turning to contributors, stock selection and an underweighting in the materials sector contributed significantly to relative returns.8 The sector delivered one of the Fund’s top contributors: Canadian precious metals firm Wheaton Precious Metals. Wheaton benefited from a favorable settlement related to a Canadian tax audit that had weighed on its shares for years. We have long believed Wheaton was likely to prevail in this matter and believe the removal of uncertainty could pave the way for wider appreciation of Wheaton’s unique, asset-light precious metals streaming model.

6. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

7. The industrials sector comprises air freight and logistics, building products, electrical equipment, industrial conglomerates, machinery and marine in the SOI.

8. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

Top 10 Countries

2/28/19

% of Total Net Assets
U.S.	33.4%
U.K.	9.8%
Japan	6.9%
France	6.2%
China	6.2%
Germany	5.7%
South Korea	4.0%
Switzerland	3.9%
Netherlands	3.0%
Denmark	2.3%

Elsewhere, shares of Chinese telecommunication services firm China Telecom advanced after the company confirmed its entry into the Philippine market as the country’s third major service provider. We continue to think broader industry concerns are overshadowing the solid operating performance and attractive valuation of China Telecom, and we remain holders in anticipation of further potential share price appreciation.

From a regional standpoint, stock selection in the U.S. detracted significantly from the Fund’s relative returns, as did stock selection and an overweighting in Europe to a lesser extent. Stock selection in Asia, particularly in Japan, contributed to relative results.

The Fund’s currency hedges had a positive effect on Fund performance during the six months under review. However, one cannot expect the same results for future periods.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA Lead Portfolio Manager Heather Arnold, CFA Christopher James Peel, CFA Herbert J. Arnett, Jr. Peter Moeschter, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON WORLD FUND

Performance Summary as of February 28, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-4.45%	-9.69%

1-Year	-1.77%	-7.20%

5-Year	+11.58%	+1.06%

10-Year	+182.95%	+10.34%

Advisor

6-Month	-4.34%	-4.34%

1-Year	-1.48%	-1.48%

5-Year	+12.97%	+2.47%

10-Year	+190.05%	+11.24%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–2/28/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.6723	$0.2541	$1.6723	$2.5987

C	$0.2842	$0.2541	$1.6723	$2.2106

R6	$0.7240	$0.2541	$1.6723	$2.6504

Advisor	$0.7163	$0.2541	$1.6723	$2.6427

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.05%	1.05%
Advisor	0.80%	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$955.50	$5.04	$1,019.64	$5.21	1.04%
C	$1,000	$951.60	$8.71	$1,015.87	$9.00	1.80%
R6	$1,000	$957.10	$3.59	$1,021.12	$3.71	0.74%
Advisor	$1,000	$956.60	$3.88	$1,020.83	$4.01	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON FUNDS

Financial Highlights

Templeton World Fund

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.24	$16.94	$15.47	$16.51	$20.18	$18.02

Income from investment operations[a]:
Net investment income[b]	0.07	0.28	0.27	0.26	0.29	0.43[c]
Net realized and unrealized gains (losses)	(1.13)	1.03	2.21	(0.17)	(2.35)	2.75

Total from investment operations	(1.06)	1.31	2.48	0.09	(2.06)	3.18

Less distributions from:
Net investment income	(0.67)	(0.02)	(0.57)	(0.28)	(0.52)	(0.19)
Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)	(0.83)

Total distributions	(2.60)	(1.01)	(1.01)	(1.13)	(1.61)	(1.02)

Net asset value, end of period	$13.58	$17.24	$16.94	$15.47	$16.51	$20.18

Total return[d]	(4.45)%	7.81%	16.45%	0.84%	(10.59)%	17.96%

Ratios to average net assets[e]
Expenses	1.04% [f]	1.04% [g]	1.06% [f,g]	1.07% [f]	1.06% [f]	1.05%
Net investment income	0.91%	1.64%	1.63%	1.73%	1.61%	2.20%[c]

Supplemental data
Net assets, end of period (000’s)	$3,563,476	$3,973,648	$4,240,117	$4,195,518	$4,791,792	$5,917,398
Portfolio turnover rate	11.19%	28.39%	31.46%	21.62%	15.73%	18.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.35	$16.21	$14.84	$15.86	$19.44	$17.40

Income from investment operations[a]:
Net investment income[b]	— [c]	0.14	0.14	0.14	0.15	0.27[d]
Net realized and unrealized gains (losses)	(1.05)	0.99	2.12	(0.16)	(2.26)	2.66

Total from investment operations	(1.05)	1.13	2.26	(0.02)	(2.11)	2.93

Less distributions from:
Net investment income	(0.28)	—	(0.45)	(0.15)	(0.38)	(0.06)
Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)	(0.83)

Total distributions	(2.21)	(0.99)	(0.89)	(1.00)	(1.47)	(0.89)

Net asset value, end of period	$13.09	$16.35	$16.21	$14.84	$15.86	$19.44

Total return[e]	(4.84)%	7.01%	15.59%	0.11%	(11.27)%	17.08%

Ratios to average net assets[f]
Expenses	1.80% [g]	1.80% [h]	1.81% [g,h]	1.82% [g]	1.81% [g]	1.80%
Net investment income	0.15%	0.88%	0.88%	0.98%	0.86%	1.45%[d]

Supplemental data
Net assets, end of period (000’s)	$38,669	$117,879	$138,534	$158,126	$193,309	$241,635
Portfolio turnover rate	11.19%	28.39%	31.46%	21.62%	15.73%	18.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.21	$16.92	$15.45	$16.50	$20.18	$18.02

Income from investment operations[a]:
Net investment income[b]	0.09	0.33	0.32	0.32	0.35	0.57[c]
Net realized and unrealized gains (losses)	(1.13)	1.03	2.22	(0.18)	(2.35)	2.67

Total from investment operations	(1.04)	1.36	2.54	0.14	(2.00)	3.24

Less distributions from:
Net investment income	(0.72)	(0.08)	(0.63)	(0.34)	(0.59)	(0.25)
Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)	(0.83)

Total distributions	(2.65)	(1.07)	(1.07)	(1.19)	(1.68)	(1.08)

Net asset value, end of period	$13.52	$17.21	$16.92	$15.45	$16.50	$20.18

Total return[d]	(4.29)%	8.13%	16.87%	1.18%	(10.30)%	18.40%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.77%	0.74%	0.73%	0.72%	0.72%	0.72%
Expenses net of waiver and payments by affiliates and expense reduction	0.74%	0.72% [f]	0.73% [f,g]	0.72% [g]	0.72% [g]	0.72%
Net investment income	1.21%	1.96%	1.96%	2.08%	1.95%	2.53%[c]

Supplemental data
Net assets, end of period (000’s)	$52,606	$51,431	$55,504	$50,487	$51,733	$55,175
Portfolio turnover rate	11.19%	28.39%	31.46%	21.62%	15.73%	18.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ration of net investment income to average net assets would have been 1.63%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.23	$16.93	$15.46	$16.50	$20.18	$18.01

Income from investment operations[a]:
Net investment income[b]	0.09	0.32	0.32	0.30	0.33	0.48[c]
Net realized and unrealized gains (losses)	(1.13)	1.03	2.20	(0.17)	(2.35)	2.75

Total from investment operations	(1.04)	1.35	2.52	0.13	(2.02)	3.23

Less distributions from:
Net investment income	(0.72)	(0.06)	(0.61)	(0.32)	(0.57)	(0.23)
Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)	(0.83)

Total distributions	(2.65)	(1.05)	(1.05)	(1.17)	(1.66)	(1.06)

Net asset value, end of period	$13.54	$17.23	$16.93	$15.46	$16.50	$20.18

Total return[d]	(4.34)%	8.09%	16.74%	1.12%	(10.38)%	18.29%

Ratios to average net assets[e]
Expenses	0.80% [f]	0.80% [g]	0.81% [f,g]	0.82% [f]	0.81% [f]	0.80%
Net investment income	1.15%	1.88%	1.88%	1.98%	1.86%	2.45%[c]

Supplemental data
Net assets, end of period (000’s)	$131,201	$146,883	$157,237	$113,455	$181,661	$273,478
Portfolio turnover rate	11.19%	28.39%	31.46%	21.62%	15.73%	18.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON FUNDS

Statement of Investments, February 28, 2019 (unaudited)

Templeton World Fund

	Industry	Shares	Value
Common Stocks 97.1%
Canada 2.0%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	2,394,910	$26,628,312
Wheaton Precious Metals Corp.	Metals & Mining	2,305,185	50,140,139

			76,768,451
China 6.2%
[a] Baidu Inc., ADR	Interactive Media & Services	299,800	48,729,492
China Life Insurance Co. Ltd., H	Insurance	15,950,000	43,889,296
China Mobile Ltd.	Wireless Telecommunication Services	3,965,970	41,732,427
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	89,898,540	48,672,735
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	46,951,930	51,559,048

			234,582,998
Denmark 2.3%
A.P. Moeller-Maersk AS, B	Marine	29,530	39,791,656
Vestas Wind Systems AS	Electrical Equipment	550,002	45,775,512

			85,567,168
France 6.2%
BNP Paribas SA	Banks	1,298,690	66,555,020
Compagnie de Saint-Gobain	Building Products	634,910	22,864,168
Credit Agricole SA	Banks	1,616,380	20,650,610
Sanofi	Pharmaceuticals	762,310	63,731,081
Veolia Environnement SA	Multi-Utilities	2,804,120	61,558,245

			235,359,124
Germany 5.7%
Bayer AG	Pharmaceuticals	823,040	65,793,808
E.ON SE	Multi-Utilities	4,004,370	44,112,955
Merck KGaA	Pharmaceuticals	510,255	52,687,765
Siemens AG	Industrial Conglomerates	503,480	55,052,049

			217,646,577
Hong Kong 1.4%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	4,827,560	51,382,864
India 1.7%
Bharti Airtel Ltd.	Wireless Telecommunication Services	9,220,920	41,399,119
Hero Motocorp Ltd.	Automobiles	676,490	25,097,168

			66,496,287
Ireland 0.5%
Bank of Ireland Group PLC	Banks	2,683,980	17,447,284
Israel 1.5%
[a] Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	3,487,534	58,695,197
Italy 2.2%
Eni SpA	Oil, Gas & Consumable Fuels	4,781,374	82,481,413
Japan 6.9%
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	1,763,640	41,738,979
Panasonic Corp.	Household Durables	4,897,240	45,041,689
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	764,900	33,589,848
Sumitomo Mitsui Financial Group Inc.	Banks	522,680	18,488,084
Suntory Beverage & Food Ltd.	Beverages	774,410	34,118,651
Taiheiyo Cement Corp.	Construction Materials	637,000	21,748,710
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	1,668,230	66,896,854

			261,622,815

14	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Luxembourg 2.3%
SES SA, IDR	Media	4,255,256	$ 85,501,092
Netherlands 3.0%
Aegon NV	Insurance	7,603,232	40,889,146
Akzo Nobel NV	Chemicals	47,780	4,333,115
ING Groep NV	Banks	5,200,322	68,804,518

			114,026,779
Singapore 2.1%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	35,154,451	78,522,571
South Korea 4.0%
Hana Financial Group Inc.	Banks	774,787	26,735,540
KB Financial Group Inc.	Banks	1,099,016	43,292,558
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,040,400	81,734,887

			151,762,985
Spain 0.5%
Telefonica SA	Diversified Telecommunication Services	2,208,510	19,064,098
Switzerland 3.9%
Novartis AG	Pharmaceuticals	142,820	13,026,432
Roche Holding AG	Pharmaceuticals	315,502	87,650,858
UBS Group AG	Capital Markets	3,625,320	46,126,899

			146,804,189
Thailand 1.5%
Bangkok Bank PCL, fgn	Banks	8,609,670	58,333,683
United Kingdom 9.8%
BP PLC	Oil, Gas & Consumable Fuels	11,860,416	84,057,290
HSBC Holdings PLC	Banks	5,903,390	47,984,405
Kingfisher PLC	Specialty Retail	14,264,670	45,800,006
Man Group PLC	Capital Markets	6,562,461	12,023,382
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,826,457	88,632,034
Standard Chartered PLC	Banks	6,246,036	49,833,492
Vodafone Group PLC	Wireless Telecommunication Services	23,273,525	41,445,989

			369,776,598
United States 33.4%
Advance Auto Parts Inc.	Specialty Retail	107,930	17,460,915
Allergan PLC	Pharmaceuticals	480,810	66,212,345
[a] Alphabet Inc., A	Interactive Media & Services	29,510	33,244,490
AmerisourceBergen Corp.	Health Care Providers & Services	561,740	46,792,942
Amgen Inc.	Biotechnology	74,211	14,106,027
Apache Corp.	Oil, Gas & Consumable Fuels	1,707,120	56,642,242
Capital One Financial Corp.	Consumer Finance	626,450	52,358,691
Cardinal Health Inc.	Health Care Providers & Services	690,340	37,513,076
[a] Celgene Corp.	Biotechnology	313,910	26,092,199
Citigroup Inc.	Banks	1,402,610	89,738,988
Comcast Corp., A	Media	1,514,448	58,563,704
[a] CommScope Holding Co. Inc.	Communications Equipment	1,414,050	32,961,506
Coty Inc., A	Personal Products	5,290,970	58,200,670
Eli Lilly & Co.	Pharmaceuticals	253,670	32,035,984
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	767,250	60,635,767
Gilead Sciences Inc.	Biotechnology	955,550	62,129,861
Kellogg Co.	Food Products	1,326,730	74,641,830

franklintempleton.com	Semiannual Report	15

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
[a] Knowles Corp.	Electronic Equipment, Instruments & Components	1,985,470	$32,323,452
The Kroger Co.	Food & Staples Retailing	1,814,080	53,206,966
[a] Mattel Inc.	Leisure Products	2,864,840	41,310,993
[a] Navistar International Corp.	Machinery	1,114,980	42,781,783
Oracle Corp.	Software	1,718,791	89,600,575
Perrigo Co. PLC	Pharmaceuticals	525,830	25,607,921
United Parcel Service Inc., B	Air Freight & Logistics	512,170	56,441,134
Walgreens Boots Alliance Inc.	Food & Staples Retailing	1,001,470	71,294,649
Wells Fargo & Co.	Banks	692,470	34,547,328

			1,266,446,038

Total Common Stocks (Cost $3,559,587,359)			3,678,288,211
		Principal Amount
Short Term Investments (Cost $29,000,000) 0.8%

Time Deposits 0.8%

United States 0.8%
Royal Bank of Canada, 2.35%, 3/01/19		$29,000,000	29,000,000

Total Investments (Cost $3,588,587,359) 97.9%			3,707,288,211
Other Assets, less Liabilities 2.1%			78,663,766

Net Assets 100.0%			$3,785,951,977

aNon-income producing.

16	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)

At February 28, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
British Pound	BOFA	Sell	55,603,493	$71,146,337	4/11/19	$—	$(2,761,679)
British Pound	GSCO	Sell	55,592,504	71,103,369	4/11/19	—	(2,790,041)
British Pound	HSBK	Sell	55,599,927	71,134,936	4/11/19	—	(2,768,341)
British Pound	MSCO	Sell	55,601,718	71,117,377	4/11/19	—	(2,788,280)
British Pound	UBSW	Sell	55,599,694	71,137,584	4/11/19	—	(2,765,382)
Canadian Dollar	BOFA	Sell	20,403,726	15,445,880	4/11/19	—	(76,845)
Canadian Dollar	GSCO	Sell	20,405,139	15,443,879	4/11/19	—	(79,920)
Canadian Dollar	HSBK	Sell	20,404,267	15,444,911	4/11/19	—	(78,226)
Canadian Dollar	MSCO	Sell	20,403,546	15,452,640	4/11/19	—	(69,947)
Canadian Dollar	UBSW	Sell	20,401,611	15,441,165	4/11/19	—	(79,951)
Danish Krone	BOFA	Buy	4,024,804	614,078	4/11/19	1,851	—
Danish Krone	BOFA	Buy	7,052,854	1,079,961	4/11/19	—	(639)
Danish Krone	BOFA	Sell	11,570,000	1,755,427	4/11/19	—	(15,168)
Danish Krone	BOFA	Sell	112,268,991	17,372,351	4/11/19	191,461	—
Danish Krone	GSCO	Buy	4,024,804	614,097	4/11/19	1,832	—
Danish Krone	GSCO	Buy	8,052,854	1,233,084	4/11/19	—	(730)
Danish Krone	GSCO	Sell	11,570,000	1,755,850	4/11/19	—	(14,745)
Danish Krone	GSCO	Sell	112,235,584	17,365,059	4/11/19	189,281	—
Danish Krone	HSBK	Buy	4,024,804	614,063	4/11/19	1,866	—
Danish Krone	HSBK	Buy	7,052,854	1,079,956	4/11/19	—	(635)
Danish Krone	HSBK	Sell	11,570,000	1,755,568	4/11/19	—	(15,027)
Danish Krone	HSBK	Sell	112,242,087	17,365,313	4/11/19	188,540	—
Danish Krone	MSCO	Buy	4,024,804	614,078	4/11/19	1,851	—
Danish Krone	MSCO	Buy	7,052,854	1,079,983	4/11/19	—	(662)
Danish Krone	MSCO	Sell	11,570,000	1,756,001	4/11/19	—	(14,594)
Danish Krone	MSCO	Sell	112,244,157	17,368,669	4/11/19	191,579	—
Danish Krone	UBSW	Buy	4,024,804	614,060	4/11/19	1,869	—
Danish Krone	UBSW	Buy	7,052,854	1,079,952	4/11/19	—	(631)
Danish Krone	UBSW	Sell	11,570,000	1,755,866	4/11/19	—	(14,729)
Danish Krone	UBSW	Sell	112,285,762	17,370,484	4/11/19	187,027	—
Euro	BOFA	Sell	129,734,649	149,799,409	4/11/19	1,689,265	—
Euro	GSCO	Sell	129,744,618	149,819,354	4/11/19	1,697,829	—
Euro	HSBK	Sell	129,727,472	149,784,377	4/11/19	1,682,426	—
Euro	MSCO	Sell	129,722,016	149,796,497	4/11/19	1,700,776	—
Euro	UBSW	Sell	129,723,268	149,774,594	4/11/19	1,677,442	—
Hong Kong Dollar	BOFA	Sell	367,262,890	46,980,617	4/11/19	126,418	—
Hong Kong Dollar	GSCO	Sell	367,257,023	46,978,790	4/11/19	125,340	—
Hong Kong Dollar	HSBK	Sell	367,240,941	46,977,960	4/11/19	126,561	—
Hong Kong Dollar	MSCO	Sell	367,273,846	46,979,894	4/11/19	124,298	—
Hong Kong Dollar	UBSW	Sell	367,251,387	46,978,416	4/11/19	125,685	—
Japanese Yen	BOFA	Sell	5,501,806,325	50,925,109	4/11/19	1,383,049	—
Japanese Yen	GSCO	Sell	5,501,964,355	50,932,993	4/11/19	1,389,510	—
Japanese Yen	HSBK	Sell	5,501,592,184	50,925,991	4/11/19	1,385,859	—
Japanese Yen	MSCO	Sell	5,501,478,055	50,926,087	4/11/19	1,386,982	—
Japanese Yen	UBSW	Sell	5,501,277,192	50,908,188	4/11/19	1,370,893	—
Singapore Dollar	BOFA	Sell	20,248,142	14,963,598	4/11/19	—	(22,960)
Singapore Dollar	GSCO	Sell	20,251,961	14,965,978	4/11/19	—	(23,407)
Singapore Dollar	HSBK	Sell	20,244,902	14,962,973	4/11/19	—	(21,187)

franklintempleton.com	Semiannual Report	17

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Singapore Dollar	MSCO	Sell	20,249,649	$14,964,822	4/11/19	$—	$(22,851)
Singapore Dollar	UBSW	Sell	20,248,093	14,963,451	4/11/19	—	(23,071)
Swiss Franc	BOFA	Sell	2,691,121	2,701,370	4/11/19	—	(5,875)
Swiss Franc	BOFA	Sell	28,713,016	29,548,043	4/11/19	662,988	—
Swiss Franc	GSCO	Sell	2,691,240	2,701,370	4/11/19	—	(5,995)
Swiss Franc	GSCO	Sell	28,730,188	29,585,809	4/11/19	683,479	—
Swiss Franc	HSBK	Sell	2,691,145	2,701,370	4/11/19	—	(5,900)
Swiss Franc	HSBK	Sell	28,706,959	29,546,372	4/11/19	667,409	—
Swiss Franc	MSCO	Sell	2,691,208	2,701,370	4/11/19	—	(5,963)
Swiss Franc	MSCO	Sell	28,706,114	29,549,455	4/11/19	671,343	—
Swiss Franc	UBSW	Sell	2,691,137	2,701,370	4/11/19	—	(5,892)
Swiss Franc	UBSW	Sell	28,711,988	29,538,779	4/11/19	654,757	—
Thailand Baht	BOFA	Sell	348,600,140	10,927,904	4/11/19	—	(105,136)
Thailand Baht	GSCO	Sell	348,716,782	10,930,704	4/11/19	—	(106,027)
Thailand Baht	HSBK	Sell	348,616,508	10,927,732	4/11/19	—	(105,826)
Thailand Baht	MSCO	Sell	348,545,781	10,916,276	4/11/19	—	(115,043)
Thailand Baht	UBSW	Sell	348,627,731	10,927,399	4/11/19	—	(106,514)
South Korean Won	BOFA	Sell	43,789,070,571	39,068,290	4/15/19	109,465	—
South Korean Won	GSCO	Sell	35,478,888,442	31,648,832	4/15/19	83,516	—
South Korean Won	HSBK	Sell	33,255,143,077	29,692,281	4/15/19	105,416	—
South Korean Won	MSCO	Sell	27,777,774,230	24,788,370	4/15/19	74,681	—
South Korean Won	UBSW	Sell	27,805,722,252	24,813,797	4/15/19	75,243	—

Total Forward Exchange Contracts						$20,737,787	$(15,017,819)

Net unrealized appreciation (depreciation)						$5,719,968

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 32.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Templeton World Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,588,587,359

Value - Unaffiliated issuers	$3,707,288,211
Cash	218,479
Restricted cash for OTC derivative contracts (Note 1d)	1,030,000
Foreign currency, at value (cost $477,174)	477,174
Receivables:
Investment securities sold	77,313,638
Capital shares sold	1,101,001
Dividends	15,432,659
European Union tax reclaims	238,733
Unrealized appreciation on OTC forward exchange contracts	20,737,787
Other assets	4,078

Total assets	3,823,841,760

Liabilities:
Payables:
Investment securities purchased	15,434,408
Capital shares redeemed	3,173,358
Management fees	2,009,734
Distribution fees	694,622
Transfer agent fees	244,729
Deposits from brokers for:
OTC derivative contracts	1,030,000
Unrealized depreciation on OTC forward exchange contracts	15,017,819
Accrued expenses and other liabilities	285,113

Total liabilities	37,889,783

Net assets, at value	$3,785,951,977

Net assets consist of:
Paid-in capital	$3,618,239,525
Total distributable earnings (loss)	167,712,452

Net assets, at value	$3,785,951,977

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 28, 2019 (unaudited)

Templeton World Fund

Class A:
Net assets, at value	$3,563,475,555
Shares outstanding	262,428,455
Net asset value per share[a]	$13.58
Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.37
Class C:
Net assets, at value	$ 38,669,217
Shares outstanding	2,952,992
Net asset value and maximum offering price per share[a]	$13.09
Class R6:
Net assets, at value	$ 52,605,979
Shares outstanding	3,891,899
Net asset value and maximum offering price per share	$13.52
Advisor Class:
Net assets, at value	$ 131,201,226
Shares outstanding	9,693,071
Net asset value and maximum offering price per share	$13.54

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Templeton World Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$35,610,431
Interest:
Unaffiliated issuers	2,007,290
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	65,278
Non-controlled affiliates (Note 3f)	20,560
Total investment income	37,703,559
Expenses:
Management fees (Note 3a)	13,452,323
Distribution fees: (Note 3c)
Class A	4,375,291
Class C	302,069
Transfer agent fees: (Note 3e)
Class A	1,364,755
Class C	22,687
Class R6	12,382
Advisor Class	51,077
Custodian fees (Note 4)	157,822
Reports to shareholders	100,317
Registration and filing fees	56,163
Professional fees	71,385
Trustees’ fees and expenses	62,905
Other	50,150
Total expenses	20,079,326
Expenses waived/paid by affiliates (Note 3f)	(10,230)
Net expenses	20,069,096
Net investment income	17,634,463
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	83,456,180
Written options	291,651
Foreign currency transactions	(331,064)
Forward exchange contracts	59,548,061
Net realized gain (loss)	142,964,828
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(344,583,503)
Translation of other assets and liabilities denominated in foreign currencies	(117,958)
Forward exchange contracts	(21,217,282)
Written options	1,827
Net change in unrealized appreciation (depreciation)	(365,916,916)
Net realized and unrealized gain (loss)	(222,952,088)
Net increase (decrease) in net assets resulting from operations	$(205,317,625)

*Foreign taxes withheld on dividends	$1,932,349

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton World Fund

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$17,634,463	$73,481,792
Net realized gain (loss)	142,964,828	482,663,769
Net change in unrealized appreciation (depreciation)	(365,916,916)	(215,400,246)

Net increase (decrease) in net assets resulting from operations	(205,317,625)	340,745,315

Distributions to shareholders: (Note 1g)
Class A	(588,075,824)	(243,844,040)
Class C	(5,799,688)	(7,980,686)
Class R6	(8,222,620)	(3,221,522)
Advisor Class	(22,790,327)	(8,284,946)

Total distributions to shareholders	(624,888,459)	(263,331,194)

Capital share transactions: (Note 2)
Class A	368,658,880	(338,750,270)
Class C	(68,632,799)	(21,767,393)
Class R6	11,594,377	(5,089,145)
Advisor Class	14,696,707	(13,357,466)

Total capital share transactions	326,317,165	(378,964,274)

Net increase (decrease) in net assets	(503,888,919)	(301,550,153)
Net assets:
Beginning of period	4,289,840,896	4,591,391,049

End of period (Note 1g)	$3,785,951,977	$4,289,840,896

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TEMPLETON FUNDS

Notes to Financial Statements (unaudited)

Templeton World Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

franklintempleton.com	Semiannual Report	23

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

At February 28, 2019, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At February 28, 2019, the Fund received $1,400,027 in United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.  Restricted Cash

At February 28, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 28, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

franklintempleton.com	Semiannual Report	25

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f.  Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(4,937,007)
Class R6	(243,447)
Advisor Class	(502,930)
Distributions from net realized gains:
Class A	(238,907,033)
Class C	(7,980,686)
Class R6	(2,978,075)
Advisor Class	(7,782,016)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $70,503,712.

2. Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	11,030,355	$168,560,290	10,715,421	$183,525,967
Shares issued in reinvestment of distributions	44,873,627	547,458,254	13,445,122	228,298,168
Shares redeemed	(23,931,963)	(347,359,664)	(43,934,274)	(750,574,405)

Net increase (decrease)	31,972,019	$368,658,880	(19,773,731)	$(338,750,270)

Class C Shares:
Shares sold	269,796	$3,672,468	353,066	$5,773,148
Shares issued in reinvestment of distributions	461,706	5,438,899	477,955	7,738,087
Shares redeemed[a]	(4,989,011)	(77,744,166)	(2,165,072)	(35,278,628)
Net increase (decrease)	(4,257,509)	$(68,632,799)	(1,334,051)	$(21,767,393)

Class R6 Shares:
Shares sold	854,038	$11,840,559	1,911,395	$33,094,112
Shares issued in reinvestment of distributions	353,599	4,292,695	98,261	1,662,581
Shares redeemed	(303,688)	(4,538,877)	(2,301,480)	(39,845,838)

Net increase (decrease)	903,949	$11,594,377	(291,824)	$(5,089,145)

franklintempleton.com	Semiannual Report	27

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended February 28, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Advisor Class Shares:

Shares sold	1,585,914	$23,423,854	3,275,702	$56,104,176

Shares issued in reinvestment of distributions	1,566,811	19,052,419	401,452	6,800,595

Shares redeemed	(1,985,745)	(27,779,566)	(4,437,189)	(76,262,237)

Net increase (decrease)	1,166,980	$14,696,707	(760,035)	$(13,357,466)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Global Advisors Limited (TGAL)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	In excess of $20 billion

For the period ended February 28, 2019, the annualized gross effective investment management fee rate was 0.694% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$29,642
CDSC retained	$ 2,780

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2019, the Fund paid transfer agent fees of $1,450,901, of which $1,170,937 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	—	43,736,619	(43,736,619)	—	$ —	$20,560	$ —	$ —

g.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2019.

franklintempleton.com	Semiannual Report	29

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, there were no credits earned.

5. Income Taxes

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,621,736,955

Unrealized appreciation	$517,886,314
Unrealized depreciation	(426,615,090)

Net unrealized appreciation (depreciation)	$91,271,224

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $423,897,684 and $540,095,068, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At February 28, 2019, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$20,737,787	Unrealized depreciation on OTC forward exchange contracts	$15,017,819

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

For the period ended February 28, 2019, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$59,548,061	Forward exchange contracts	$(21,217,282)
Equity contracts	Written options	291,651	Written options	1,827

Totals		$59,839,712		$(21,215,455)

For the period ended February 28, 2019, the average month end notional amount of options contracts represented 45,500 shares. The average month end contract value of forward exchange contracts was $2,461,717,575.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 32.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton World Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of February 28, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$3,678,288,211	$—	$—	$3,678,288,211
Short Term Investments	—	29,000,000	—	29,000,000

Total Investments in Securities	$3,678,288,211	$29,000,000	$—	$3,707,288,211

Other Financial Instruments:
Forward Exchange Contracts	$—	$20,737,787	$—	$20,737,787

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$15,017,819	$—	$15,017,819

aFor detailed categories, see the accompanying Statement of Investments.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

BOFA	Bank of America Corp.	ADR	American Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	IDR	International Depositary Receipt
HSBK	HSBC Bank PLC
MSCO	Morgan Stanley
UBSW	UBS AG

32	Semiannual Report	franklintempleton.com

TEMPLETON FUNDS

Tax Information (unaudited)

At August 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0385	$0.3316	$0.2663
Class C	$0.0385	$0.1052	$0.0846
Class R6	$0.0385	$0.3584	$0.2879
Advisor Class	$0.0385	$0.3534	$0.2839

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1.Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Semiannual Report	33

TEMPLETON FUNDS

TEMPLETON WORLD FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34	Semiannual Report	franklintempleton.com

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Semiannual Report and Shareholder Letter Templeton World Fund

Investment Manager

Templeton Global Advisors Limited

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	102 S 04/19

Semiannual Report	1

Semiannual Report

Templeton International Climate Change Fund

This semiannual report for Templeton International Climate Change Fund covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total return over the longer term by investing in the equity securities of companies we believe are both undervalued and meet the Fund’s standards for transitioning to a lower carbon economy. Under normal market conditions, the Fund invests at least 80% of its net assets in “non-U.S. securities,” as defined in the prospectus. These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Advisor Class shares had a -4.86% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the U.S., had a -2.34% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) indications of a cautious approach to its

Geographic Composition

Based on Total Net Assets as of 2/28/19

monetary policy decisions and optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets at certain points during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, the Fed’s interest-rate path and the European Central Bank’s (ECB’s) unwinding of its bond purchase program. Markets were further pressured by U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -2.70% total return for the six months ended February 28, 2019.1

The U.S. economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter partly due to a decline in housing investment. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.2 The Fed raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

meeting minutes indicated that most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England kept its key policy rate unchanged during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP grew in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in August 2018. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP contracted in 2018’s third quarter but grew in the fourth quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Central Bank of Brazil kept its benchmark interest rate unchanged during the period. Russia’s annual GDP growth stabilized in 2018’s third quarter and accelerated in the fourth quarter. The Bank of Russia increased its key rate twice during the period to curtail inflation risks. China’s annual GDP growth moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +0.46% total return during the six-month period.1

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach to select attractively valued companies preparing for a transition to a lower carbon economy and that meet our climate change criteria. We focus on the market price of the company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential

Top 10 Sectors/Industries

2/28/19

% of Total Net Assets
Electrical Equipment	14.0%
Banks	8.7%
Pharmaceuticals	8.6%
Chemicals	5.2%
Multi-Utilities	5.0%
Electronic Equipment, Instruments & Components	4.8%
Wireless Telecommunication Services	4.6%
Semiconductors & Semiconductor Equipment	4.4%
Electric Utilities	3.3%
Industrial Conglomerates	2.8%

impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

During the six months under review, key detractors from the Fund’s performance relative to its benchmark, the MSCI ACWI ex USA Index, included stock selection and an underweighting in financials as well as an overweighting and stock selection in information technology (IT).3 In the financials sector, Swiss investment bank UBS Group was the sector’s biggest detractor. Along with its regional banking peers, its stock was impacted by weak European economic data and subdued projections for ECB interest-rate hikes. Although the macro backdrop has delayed our investment thesis on UBS, we do not believe the thesis is broken. Our analysis indicates UBS has the ability to improve profitability by stabilizing wealth management margins, bolstering net interest income and achieving cost efficiencies. We are also pleased to see management guiding toward greater capital returns for shareholders as regulatory risk diminishes. From an ESG standpoint, UBS holds capital in excess of regulatory requirements and has won accolades recently for the firm’s commitments to responsible investing and labor management.

In the IT sector, relative performance was pressured by an off-benchmark position in Swiss smart-meter manufacturer Landis+Gyr Group. Its shares declined due to concerns about profit margin pressures in the firm’s core European market. We remain positive on Landis+Gyr’s long-term prospects, as the services they provide—selling and monitoring power meters

3. The financials sector comprises banks, capital markets and insurance in the SOI. The IT sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

for electric utilities—help utilities run their businesses and allocate resources more efficiently. We also like the role the company plays in helping society lower its carbon footprint and improve the management and implementation of renewable energy sources.

Top 10 Holdings

2/28/19

Company Sector/Industry, Country	% of Total Net Assets

Signify NV Electrical Equipment, Netherlands	3.5%

Siemens Gamesa Renewable Energy SA Electrical Equipment, Spain	3.5%

Orsted AS Electric Utilities, Denmark	3.3%

Vestas Wind Systems AS Electrical Equipment, Denmark	3.1%

E.ON SE Multi-Utilities, Germany	2.9%

China Mobile Ltd. Wireless Telecommunication Services, China	2.9%

Johnson Matthey PLC Chemicals, U.K.	2.9%

Landis+Gyr Group AG Electronic Equipment, Instruments & Components, Switzerland	2.9%

Prysmian SpA Electrical Equipment, Italy	2.8%

Siemens AG Industrial Conglomerates, Germany	2.8%

Stock selection in materials and an overweighting in industrials also detracted from relative results.4 The industrials sector included the Fund’s biggest detractor: Italian industrial cable producer Prysmian. Its shares declined due to reduced high voltage orders and a legacy project delay. Economic cyclicality and industrial complexity are both high for Prysmian, but at recent prices we believe the shares more than reflect these issues and offer compelling value. From an ESG standpoint, Prysmian products support lower emission and greater use of alternative clean energy by efficiently linking renewable energy production sites with power grids. The firm has certified the bulk of its operations to the leading environmental management standard and reports a decreasing trend in emissions. Conversely, the industrials sector also delivered the Fund’s top

Top 10 Countries

2/28/19

% of Total Net Assets
France	15.0%
Japan	11.9%
U.K.	11.7%
Netherlands	9.3%
Germany	8.5%
Denmark	7.8%
Switzerland	5.7%
Taiwan	3.6%
Spain	3.5%
China	2.9%

contributor during the period: Danish wind-turbine manufacturer Vestas Wind Systems. Its shares surged after the firm maintained full-year 2018 guidance in the face of tougher competition, signaling to analysts that management expects a strong finish to 2018. We were encouraged by the stabilization in pricing and strength in new orders, and we believe Vestas is well-positioned to participate in the long-term growth of the wind manufacturing industry.

A favorable overweighting in utilities was the Fund’s primary sector-level contributor during the period.5 Shares of Danish offshore wind energy firm Orsted rallied after its earnings exceeded even the highest analyst estimates. Orsted has 25 years of experience in offshore wind and a solid track record of internally funded growth. It also remains a global clean energy leader with an expanding pipeline of projects in a rapidly growing segment of power generation.

A slightly overweighted position in communication services had a modest impact on performance, but the sector delivered one of the Fund’s top contributors: Chinese telecommunication services firm China Mobile.6 Its shares rallied amid expectations of increased investments in 5G network development. We continue to like the story of falling capital expenditures and increasing dividends at China Mobile, and we believe that current low valuations adequately discount concerns about regulatory pricing pressures.

From a regional standpoint, stock selection in Asia, particularly in Japan and India, detracted from the Fund’s relative

4. The materials sector comprises chemicals and containers and packaging in the SOI. The industrials sector comprises building products, construction and engineering, electrical equipment, industrial conglomerates, and trading companies and distributors in the SOI.

5. The utilities sector comprises electric utilities, independent power and renewable electricity producers, and multi-utilities and in the SOI.

6. The communication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

performance. An overweighting in Europe also detracted, with negative returns in Switzerland and Italy offsetting positive returns in Sweden and Denmark.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2019, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

At period-end, we continued to find what we consider attractive opportunities at the intersection of climate solutions and value investing. In our view, lowly valued companies prepared for the transition to a low-carbon future are well positioned for both resilience and growth over a long-term investment horizon.

Maarten Bloemen

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Performance Summary as of February 28, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Advisor

6-Month	-4.86%	-4.86%

Since Inception (6/1/18)	-8.29%	-8.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 7 for Performance Summary footnotes.

6	Semiannual Report

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–2/28/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Total
Advisor	$0.0526	$0.0214	$0.0740

Total Annual Operating Expenses4

Share Class	With Fee Waiver	Without Fee Waiver
Advisor	0.98%	7.92%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report	7

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Net Annualized Expense Ratio[2]

Advisor	$1,000	$951.40	$4.69	$1,019.98	$4.86	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

8	Semiannual Report

TEMPLETON FUNDS

Financial Highlights

Templeton International Climate Change Fund

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.64	$10.00

Income from investment operations[b]:
Net investment income[c]	0.11	0.04
Net realized and unrealized gains (losses)	(0.59)	(0.40)

Total from investment operations	(0.48)	(0.36)
Less distributions from:
Net investment income	(0.05)	—
Net realized gains	(0.02)	—

Total distributions	(0.07)	—

Net asset value, end of period	$ 9.09	$ 9.64

Total return[d]	(4.86)%	(3.60)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	6.90%	13.30%
Expenses net of waiver and payments by affiliates	0.97%	0.97%
Net investment income	2.47%	1.51%

Supplemental data
Net assets, end of period (000’s)	$1,818	$1,929
Portfolio turnover rate	1.55%	7.95%

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	9

TEMPLETON FUNDS

Statement of Investments, February 28, 2019 (unaudited)

Templeton International Climate Change Fund

	Industry	Shares	Value

Common Stocks 92.6%

China 2.9%
China Mobile Ltd.	Wireless Telecommunication Services	5,000	$52,613
Denmark 7.8%
Novozymes AS	Chemicals	516	23,423
Orsted AS	Electric Utilities	833	60,441
Vestas Wind Systems AS	Electrical Equipment	687	57,178

			141,042
France 15.0%
AXA SA	Insurance	1,608	40,778
BNP Paribas SA	Banks	950	48,685
Cie Generale des Etablissements Michelin SCA	Auto Components	348	41,760
Compagnie de Saint-Gobain	Building Products	755	27,189
Sanofi	Pharmaceuticals	587	49,075
Sodexo SA	Hotels, Restaurants & Leisure	253	27,793
Veolia Environnement SA	Multi-Utilities	1,721	37,781

			273,061
Germany 8.5%
E.ON SE	Multi-Utilities	4,821	53,109
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	1,493	32,784
Merck KGaA	Pharmaceuticals	186	19,206
Siemens AG	Industrial Conglomerates	461	50,407
			155,506
India 1.6%
[a]Azure Power Global Ltd.	Independent Power & Renewable Electricity Producers	2,600	28,600
Israel 1.3%
[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,400	23,562
Italy 2.8%
Prysmian SpA	Electrical Equipment	2,496	50,961
Japan 11.9%
Ajinomoto Co. Inc.	Food Products	1,500	22,666
Asics Corp.	Textiles, Apparel & Luxury Goods	1,800	23,936
Astellas Pharma Inc.	Pharmaceuticals	1,700	26,214
Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	200	31,092
Omron Corp.	Electronic Equipment, Instruments & Components	100	4,311
Panasonic Corp.	Household Durables	4,600	42,308
Suntory Beverage & Food Ltd.	Beverages	600	26,435
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	991	39,740

			216,702
Netherlands 9.3%
Akzo Nobel NV	Chemicals	202	18,319
Arcadis NV	Construction & Engineering	2,607	43,828
ING Groep NV	Banks	3,299	43,648
Signify NV	Electrical Equipment	2,407	63,929

			169,724
Singapore 2.0%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	16,300	36,408

10	Semiannual Report

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS ( UNAUDITED)

Templeton International Climate Change Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)

South Korea 2.2%

[b]Samsung Electronics Co. Ltd., GDR, 144A	Technology Hardware, Storage & Peripherals	40	$39,900

Spain 3.5%

[a]Siemens Gamesa Renewable Energy SA	Electrical Equipment	4,112	62,932

Sweden 2.8%

Billerudkorsnas AB	Containers & Packaging	2,351	30,614
Scandi Standard AB	Food Products	2,890	20,458

			51,072

Switzerland 5.7%
ABB Ltd.	Electrical Equipment	886	17,544
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	823	52,234
UBS Group AG	Capital Markets	2,661	33,857

			103,635

Taiwan 3.6%

Giant Manufacturing Co. Ltd.	Leisure Products	3,500	19,245
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	1,200	46,860

			66,105

United Kingdom 11.7%

HSBC Holdings PLC	Banks	3,600	29,420
Johnson Matthey PLC	Chemicals	1,281	52,546
Kingfisher PLC	Specialty Retail	12,291	39,463
SIG PLC	Trading Companies & Distributors	14,028	23,292
Standard Chartered PLC	Banks	4,522	36,079
Vodafone Group PLC	Wireless Telecommunication Services	17,669	31,465
			212,265

Total Common Stocks (Cost $1,858,389)			1,684,088

Short Term Investments (Cost $55,662) 3.1%

Money Market Funds 3.1%

United States 3.1%

[c,d]Institutional Fiduciary Trust Money Market Portfolio, 2.06%		55,662	55,662

Total Investments (Cost $1,914,051) 95.7%			1,739,750
Other Assets, less Liabilities 4.3%			77,843

Net Assets 100.0%			$1,817,593

See Abbreviations on page 21.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON FUNDS

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Templeton International Climate Change Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,858,389
Cost - Non-controlled affiliates (Note 3e)	55,662

Value - Unaffiliated issuers	$1,684,088
Value - Non-controlled affiliates (Note 3e)	55,662
Receivables:
Dividends	1,944
Affiliates	71,791
Offering costs	24,664
Other assets	2

Total assets	1,838,151

Liabilities:
Payables:
Professional fees	20,476
Accrued expenses and other liabilities	82

Total liabilities	20,558

Net assets, at value	$1,817,593

Net assets consist of:
Paid-in capital	$1,998,856
Total distributable earnings (loss)	(181,263)

Net assets, at value	$1,817,593

Shares outstanding	200,000

Net asset value per share	$9.09

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Templeton International Climate Change Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 30,077
Non-controlled affiliates (Note 3e)	300

Total investment income	30,377

Expenses:
Management fees (Note 3a)	6,227
Transfer agent fees (Note 3d)	177
Custodian fees (Note 4)	123
Reports to shareholders	1,644
Registration and filing fees	227
Professional fees	25,488
Amortization of offering costs (Note 1e)	50,878
Other	1,820

Total expenses	86,584
Expenses waived/paid by affiliates (Note 3f)	(78,018)

Net expenses	8,566

Net investment income	21,811

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(17,941)
Foreign currency transactions	347

Net realized gain (loss)	(17,594)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(100,341)
Translation of other assets and liabilities denominated in foreign currencies	(7)

Net change in unrealized appreciation (depreciation)	(100,348)

Net realized and unrealized gain (loss)	(117,942)

Net increase (decrease) in net assets resulting from operations	$(96,131)

*Foreign taxes withheld on dividends	$1,563

The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Climate Change Fund

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$ 21,811	$ 7,277
Net realized gain (loss)	(17,594)	(4,793)
Net change in unrealized appreciation (depreciation)	(100,348)	(73,960)

Net increase (decrease) in net assets resulting from operations	(96,131)	(71,476)

Distributions to shareholders (Note 1d)	(14,800)	—

Capital share transactions (Note 2)	—	2,000,000

Net increase (decrease) in net assets.	(110,931)	1,928,524
Net assets:
Beginning of period	1,928,524	—

End of period (Note 1d)	$1,817,593	$1,928,524

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

Notes to Financial Statements (unaudited)

Templeton International Climate Change Fund

1.   Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Climate Change Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Semiannual Report	15

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

16	Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.   Offering Costs

Offering costs are amortized on a straight line basis over the first twelve months of operations.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, undistributed net investment income included in net assets was $6,370.

2. Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2019		Year Ended August 31, 2018[a]
	Shares	Amount	Shares	Amount
Shares sold	—	$—	200,001	$2,000,010
Shares redeemed	—	—	(1)	(10)
Net increase (decrease)	—	$—	200,000	$2,000,000

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

Semiannual Report	17

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Corporation (FTIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	Over $20 billion, up to and including $25 billion

0.605%	Over $25 billion, up to and including $30 billion

0.595%	Over $30 billion, up to and including $35 billion

0.585%	In excess of $35 billion

b.   Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

18	Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

d.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2019, the Fund paid transfer agent fees of $177, which were retained by Investor Services.

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	41	213,430	(157,809)	55,662	$55,662	$300	$ —	$ —

f.   Waiver and Expense Reimbursements

FTIC has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund does not exceed 0.97%, based on the average net assets of each class until December 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g.   Other Affiliated Transactions

At February 28, 2019, Franklin Resources, Inc., owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, there were no credits earned.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$2,742

Semiannual Report	19

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

5. Income Taxes (continued)

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,914,051

Unrealized appreciation	$44,117

Unrealized depreciation	(218,418)

Net unrealized appreciation (depreciation)	$(174,301)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $108,803 and $189,702, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 8, 2019.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2019, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

20	Semiannual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Climate Change Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At February 28, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Semiannual Report	21

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton International Climate Change Fund

At August 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

$0.0037	$0.0480	$0.0373

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

22	Semiannual Report

TEMPLETON FUNDS

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report	23

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date April 26, 2019